Prepaid Expenses and Other Current Assets - Schedule of Prepaid Expenses and Other Current Assets (Details) - USD ($)		Mar. 31, 2025	Sep. 30, 2024
Schedule of Prepaid Expenses and Other Current Assets [Abstract]
Other receivable (1)	[1]	$ 152,488	$ 181,309
Advance to suppliers (2)	[2]	1,640,844	1,944,139
Prepayment for business acquisition (3)	[3]	500,000
Tax recoverable		224,645	34,093
Prepaid expenses (4)	[4]	89,519	165,488	[3]
Prepaid expenses and other current assets		$ 2,607,496	$ 2,325,029

[1]	Other receivables primarily include advances to employees for business development, rental security deposit for the Company’s office lease and balances to be collected from third-party entities that do not relate to the Company’s normal sales activities.
[2]	Advance to suppliers consists of advances to suppliers for purchasing of raw materials that have not been received. As of March 31, 2025, the aging of approximately 24% of our advance to suppliers are within six months. For balance of advance to suppliers aged more than six months, approximately 20% of the balance were subsequently utilized as of the date of the report, and the remaining balance is expected to be utilized by December 2025.
[3]	The amount pertains to prepaid purchase consideration made for the acquisition of a subsidiary. The Company made a partial payment of the consideration during the six months ended March 31, 2025. Due to the termination of the acquisition, the prepayment is expected to be refunded by December 2025.
[4]	Prepaid expenses primarily include prepaid marketing planning service fees and professional fees.